Exhibit 99.2

Business Protection Agreement

I, Colin Neil Price, hereby agree as follows:

1.	Definitions

1.1	In this Agreement, unless the context otherwise requires,

1.1.1	“Client” means any person, firm, company or any other legal entity who is or who has been within the 12 months prior to the Termination Date, a client or customer of or in the habit of dealing with the Company or any other Group Company;

1.1.2	“Company” means Heidrick & Struggles (UK) Limited;

1.1.3	“Confidential Information” means the Company’s (and any other Group Company’s) trade secrets and non-public, proprietary procedures, data, formulas, programs, systems, devices, methods, assessment tools, evaluation and analysis tools and methodologies, techniques, processes, financial data and client and supplier lists. Confidential Information includes but is not limited to the following:

a)	Information regarding the Company and each other Group Company. Any non-public information regarding the Company’s (or any other Group Company’s) performance, products and services, hiring plans, employee mapping, recruiting, hiring and/or restructuring analyses, plans and initiatives, marketing and/or business development plans, and the Company’s (or any other Group Company’s) other respective strategies.

b)	Information regarding clients. Any non-public information regarding the Company’s (or any other Group Company’s) current and prospective clients, their performance, products and services, hiring plans, employee mapping, recruiting, hiring, leadership and/or restructuring analyses, plans and initiatives, marketing and/or business development plans and other respective strategies, as well as any assessments or analyses of such clients and potential clients.

c)	Information regarding candidates. Any non-public information regarding the work history and/or qualifications of candidates and potential candidates for placement, sources, and any assessments or analyses of such individuals learned in the furtherance of your duties and responsibilities to the Company (or any other Group Company).

d)	Company analytics and market information. Any non-public information compiled by or on behalf of the Company (or any other Group Company) relating to its or their industry, its or their clients, potential clients, candidates and/or sources.

1.1.4	“Contract of Employment” means the terms and conditions contained in the Term Sheet, the attached Terms and Conditions of Employment, this Business Protection Agreement and Sections 1, 2 and 3 of the UK Company Handbook of Heidrick & Struggles (UK) Limited (as amended from time to );

1.1.5	“Forms of Information” means the various forms in which Confidential Information may be found including but not limited to past, current, planned or prospective client lists, candidate evaluation forms, documents related to any past, current, planned, or prospective engagement, business plans, business opportunities, strategic plans, financial records, financial plans, financial results, accounting records, budgets, sales or marketing plans, pricing information and/or policies, discount fee structures, bonus plans, employment agreements, employee targets, flow charts, manuals, databases (including but not limited to Search Palace and Latitude), designs, analyses, reports, operations, policies, research, development, draft advertisements, market research reports, works in process, as well computer software, programs and files;

1.1.6	“Group” means the Company, H&S, any holding company and any subsidiary company (from time to time) of the Company or H&S (wherever incorporated or established) and any subsidiary of any such holding company, and “Group Company” shall be construed accordingly. The expressions “holding company” and “subsidiary” in relation to a company mean a “holding company” and “subsidiary” as defined in section 1159 of the Companies Act 2006 and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(1)(b) and (c), as a member of another company even if its shares in that other company are registered in the name of (a) another person (or its nominee), whether by way of security or in connection with the taking of security, or (b) its nominee;

1.1.7	“H&S” means Heidrick & Struggles International, Inc.;

1.1.8	“Intellectual Property Right” means a formula, process, invention, utility model, trade mark, service mark, business name, copyright, design right, patent, know-how, trade secret and any other intellectual property right of any nature whatsoever throughout the world (whether registered or unregistered and including all applications and rights to apply for the same) which is invented, developed, created or acquired by you (whether alone or jointly with any other person) during the course of your duties during your employment under the Contract of Employment and/or relates to or is useful in connection with the business or any product or service of any Group Company;

1.1.9	“Prospective Client” means any person, firm, company or any other legal entity with whom the Company or any other Group Company shall, within the 12 months prior to the Termination Date, have had negotiations or discussions for the supply or provision of services supplied or provided by the Company or any other Group Company and

a)	with whom or which, during such period you (or any employee of the Company reporting directly to you) had contact during the course of such negotiations or discussions; and/or

b)	in relation to whom you by reason of your employment with the Company are in possession of Confidential Information;

1.1.10	“Prospective Person” means any person who was in negotiations with the Company or any other Group Company for the purpose of his/her recruitment by the Company or any other Group Company for a role with a senior, managerial or technical capacity at the Termination Date, and in respect of such recruitment, you were engaged or involved within the 12 months prior to the Termination Date by virtue of your employment with the Company or any Group Company;

1.1.11	“Relevant Person” means any person with whom you had dealings during the 12 months immediately preceding the Termination Date who was employed or engaged (whether directly or indirectly) by the Company or other Group Company:

a)	as a director or in a senior, managerial or technical capacity;

b)	as an associate;

c)	who in connection with their employment or engagement by the Company or other Group Company has provided services to any Client;

d)	who has acquired influence over any Client or Prospective Client by reason of being or having been employed or engaged by the Company or other Group Company; and/or

e)	who is in possession of any Confidential Information relating to the business of the Company or other Group Company or relating to any Client or Prospective Client by reason of being or having been employed or engaged by the Company or other Group Company;

1.1.12	“Restricted Business” means the business or activities of a kind carried on by the Company or any other Group Company at the Termination Date in which you were directly concerned at any time within the 12 months prior to the Termination Date;

1.1.13	“Restricted Client” means a Client:

a)	with whom or which, during the 12 months prior to the Termination Date, you (or any employee of the Company reporting directly to you) had contact in the course of your employment; and/or

b)	in relation to whom or which you by reason of your employment with the Company are in possession of Confidential Information;

1.1.14	“Restricted Period” means, for the purposes of clauses 5.1.1 to 5.1.14, the period of 12 months following the Termination Date, and in each case less any period you may have been required to spend on garden leave pursuant to the terms of your Contract of Employment;

1.1.15	“Restrictions” means the restrictions contained within clause 5.1 (including without limitation the definitions contained in this clause 1);

1.1.16	“Supplier” means any person, company or other entity who or which at any time during the 12 months immediately preceding the Termination Date was (whether directly or indirectly) a supplier of goods and/or services to the Company or other Group Company, and:

a)	with whom or which, during such period you had dealings in the course of your employment; and/or

b)	in relation to whom or which, you are, by reason of your employment with the Company, in possession of any trade secrets or Confidential Information; and

1.1.17	“Termination Date” shall mean the date of termination of your employment with the Company for whatever reason.

2.	Confidential Information

2.1	You shall not either during the continuance of your employment with the Company or at any time after its termination (without limitation in time):

2.1.1	use, divulge or reveal to any person, firm or corporation, any Confidential Information which may come to your knowledge during your employment hereunder; or

2.1.2	use or attempt to use any Confidential Information for your own purposes or for any purposes other than the purposes of the Company or any other Group Company or in any manner which may injure or cause loss either directly or indirectly to the Company or any other Group Company or its business or may be likely so to do; or

2.1.3	through any failure to exercise reasonable care and diligence, cause or bring about any unauthorised disclosure of any Confidential Information that you shall come to know or have received or obtained at any time (before or after the date of this Agreement).

2.2	You shall:

2.2.1	use all reasonable endeavours to prevent the disclosure of any Confidential Information; and

2.2.2	keep with complete secrecy all Confidential Information entrusted to you.

2.3	This clause shall not apply to information which:

2.3.1	is used or disclosed in the proper performance of your duties or with the prior written consent of the Company;

2.3.2	is or comes to be in the public domain (except as a result of a breach of your obligations under clause 2.1);

2.3.3	is ordered to be disclosed by a court of competent jurisdiction or otherwise required to be disclosed by law; or

2.3.4	constitutes a protected disclosure within the meaning of section 43A of the Employment Rights Act 1996.

2.4	You shall promptly disclose to the Company any information which comes into your possession which affects adversely or may affect adversely the Company or the business of the Company or any other Group Company. Such information shall include (but shall not be limited to):

2.4.1	the plans of any employee to leave the Company or any Group Company (whether alone or in concert with other employees);

2.4.2	the plans of any employee (whether alone or in concert with other employees) to join a competitor or to establish or operate a business in competition with the Company or any Group Company;

2.4.3	any steps taken by the employee to implement either of such plans;

2.4.4	the misuse by any employee of any Confidential Information belonging to the Company or any Group Company.

2.5	All Forms of Information (whether made or created by you or otherwise) relating to the business of the Company or any other Group Company (and any copies of the same) together with computer equipment, portable devices (including mobile phones and PDAs), keys, company credit cards and security passes:

2.5.1	shall be and remain at all times during the period of your employment with the Company and after its termination the property of the Company or any other Group Company (as the case may be); and

2.5.2	shall be immediately handed over and delivered by you to the Company (or to such other Group Company as the case may require) on demand and in any event on the termination of your employment with the Company.

2.6	You shall immediately on demand and in any event upon the termination of your employment with the Company irretrievably delete any Forms of Information (whether made or created by you or otherwise) relating to the business of the Company or any other Group Company (and any copies of the same) stored on any magnetic or optical disc, memory card or USB device or in any personal electronic storage account belonging to you or under your control including but not limited to any email or cloud storage account.

2.7	You shall provide to the Company immediately on request a statement that you have complied with your obligations in clauses 2.5 and 2.6 above.

2.8	This clause 2 shall continue to apply after the termination of your employment with the Company (whether terminated lawfully or not) without limit in time.

3.	Intellectual Property

3.1	Subject to the provisions of the Patents Act 1977, the Registered Designs Act 1949 and the Copyright Designs and Patents Act 1988, your entire interest in any Intellectual Property Right, shall, as between you and the Company, become the property of the Company as absolute beneficial owner without any payment to you for it.

3.2	You shall promptly communicate in confidence to the Company full particulars of any Intellectual Property Right and you shall not use, disclose to any person or exploit any Intellectual Property Right belonging to the Company or any other Group Company without the prior written consent of the Company and shall, at the request and expense of the Company, prepare and execute such instruments and do such other acts and things as may be necessary or desirable to enable the Company or any other Group Company or its or their nominee to obtain and maintain protection of any Intellectual Property Right vested in the Company or any other Group Company in such parts of the world as may be specified by the Company or its nominee and to enable the Company or any other Group Company to exploit any Intellectual Property Right vested in the Company or any other Group Company to best advantage.

3.3	You hereby irrevocably:

3.3.1	appoint the Company to be your attorney in your name and on your behalf to sign, execute or do any instrument or act and generally to use your name for the purpose of giving to the Company or its nominee the full benefit of the provisions of this clause 3; and

3.3.2	unconditionally waive any and all of your moral rights (conferred by Chapter IV of the Copyright Designs and Patents Act 1988).

3.4	Your obligations under this clause 3 shall continue to apply after the termination of your employment with the Company (whether terminated lawfully or not). Each of those obligations is enforceable independently of each of the others and its validity shall not be affected if any of the others is unenforceable to any extent.

4.	Obligations leading up to and on termination

4.1	On the termination of your employment with the Company for any reason and howsoever arising:

4.1.1	you shall immediately resign, without any claim for compensation, from any directorships or offices you may hold in the Company or any other Group Company, and/or from any position which you hold as a trustee in relation to the business of the Company, any other Group Company and/or from membership of any organisation and any office in any other company acquired by reasons of or in connection with your employment;

4.1.2	you shall transfer without payment to the Company or any nominee of the Company any shareholdings or other securities held by you in the Company or any other Group Company as a nominee or trustee for the Company or any other Group Company and deliver to the Company the related certificates;

4.1.3	in accordance with and without prejudice to the Company’s general right to make deductions from your salary or any other sums due to you from the Company in accordance with your Contract of Employment, the Company shall be entitled to deduct from any moneys then due or thereafter becoming due from the Company or any other Group Company to you any moneys which may then be due or thereafter become due from you to the Company or any other Group Company;

4.1.4	any provision of your Contract of Employment which is expressed to have effect after its termination shall continue in force in accordance with its terms; and

4.1.5	you shall immediately comply with the provisions of clauses 2.5 and 2.6 above.

4.2	You hereby irrevocably appoint the Company to be your attorney to execute and do any such instrument or thing and generally to use your name for the purpose of giving the Company or its nominee the full benefit of clauses 4.1.1 and 4.1.2.

4.3	The Company will make all appropriate announcements regarding your employment and/or the termination of your employment with the Company. You will not make, and you will use all reasonable endeavours to prevent any prospective new employer of yours from making, any announcements or communications, written or otherwise regarding the termination of your employment with the Company without prior written consent from the Company.

4.4	Immediately following notice being given by either you or the Company to terminate your employment, and as requested during your subsequent notice period, you shall, in addition to your usual express and impled obligations as an employee of the Company:

4.4.1	use your best efforts to ensure that all clients and candidates with whom you have worked during your employment with the Company and any business opportunities of which you become aware during your employment with the Company, are known by and remain with the Company;

4.4.2	provide a list of all current matters on which you are working, all business development proposals and opportunities to the appropriate person or team designated by the Company;

4.4.3	delete the contact details of business contacts made during your employment from personal social or professional networking accounts;

4.4.4	answer any questions put to you; and

4.4.5	not delete or otherwise destroy Confidential Information or emails or other communications made by or to you over the Company’s IT systems, including but not limited to your work email account.

4.5	After the termination of your employment with the Company, you shall, on request, render such assistance and perform such tasks and functions as the Company may reasonably require for its business to assist the Company to deal properly, efficiently and cost-effectively with any matters in connection with the affairs of the Company and/or any other Group Company and in respect of which you have particular knowledge and expertise by reason of your employment with the Company.

5.	Competition

5.1	You hereby undertake with the Company (for itself and as trustee and agent for each other Group Company) that you will not without the prior written consent of the Company during the Restricted Period whether on your own account, or for, with or through any other person company or other entity, directly or indirectly:

5.1.1	carry on or be employed, engaged, interested or concerned in any capacity in any trade or business or occupation whatsoever which is or might reasonably be considered to be in competition with the Restricted Business;

5.1.2	in competition with the Restricted Business solicit, interfere with or entice away or endeavour to solicit, interfere with or entice away any Restricted Client;

5.1.3	in competition with the Restricted Business solicit, interfere with or entice away or endeavour to solicit, interfere with or entice away any Prospective Client;

5.1.4	in competition with the Restricted Business have business dealings with any Restricted Client;

5.1.5	in competition with the Restricted Business have business dealings with any Prospective Client;

5.1.6	employ or otherwise engage in any business in competition with the Restricted Business any Relevant Person;

5.1.7	solicit, influence or induce or seek to solicit, influence or induce any Relevant Person to leave the Company’s or any other Group Company’s employment or service;

5.1.8	encourage or cause or endeavour to encourage or cause any Relevant Person to cease providing services to the Company or any other Group Company;

5.1.9	encourage or cause or endeavour to encourage or cause any Relevant Person to materially alter the terms of its or their business with the Company or any other Group Company;

5.1.10	solicit, influence or induce or seek to solicit, influence or induce any Prospective Person to leave the Company’s or any other Group Company’s employment or service;

5.1.11	obstruct or prevent or seek to obstruct or prevent the recruitment of any Prospective Person by the Company or any other Group Company;

5.1.12	employ or otherwise engage in any business in competition with the Restricted Business any Prospective Person;

5.1.13	encourage or cause or endeavour to encourage or cause any Supplier to cease providing goods and/or services to the Company or any other Group Company; or

5.1.14	encourage or cause or endeavour to encourage or cause any Supplier to materially alter the terms of its or their business with the Company or any Group Company.

5.2	You acknowledge and agree that:

5.2.1	you have had the opportunity to take independent legal advice on the Restrictions;

5.2.2	the Restrictions are considered by the parties to be reasonable in all the circumstances;

5.2.3	the duration and extent of each of the Restrictions are no greater than necessary for the protection of the Company’s legitimate commercial interests and/or those of any other Group Company;

5.2.4	if any Restriction by itself, or taken together with any of the others, is found to be void or unenforceable but would be valid if some part of it were deleted, such Restriction shall apply with such modification as may be necessary to make it valid and effective; and

5.2.5	the Restrictions are separate and severable and enforceable as such, so that if any Restriction is determined as being unenforceable in whole or in part for any reason, that shall not affect the enforceability of any of the remaining Restrictions or, in the case of part of a Restriction being unenforceable, of the remainder of that Restriction.

5.3	Any benefit given or deemed to be given by you to any Group Company under the terms of this clause is received and held on trust by the Company for any other relevant Group Company. You hereby agree to enter into appropriate restrictive covenants of a similar scope and duration to the Restrictions directly with any other Group Company if required to do so by the Company.

This document has been executed as a deed and is delivered and takes effect on 18 January 2017.

Executed as a deed by

HEIDRICK & STRUGGLES (UK) LIMITED

acting by Stephen W. Beard a director,	/s/ Stephen W. Beard
Director

in the presence of:

/s/ Kristin Murphy	signature of witness

Kristin Murphy	name of witness

233 S. Wacker Dr.	witness address

Suite 4900	witness address

Chicago, IL 60606	witness address

Executive Assistant	witness occupation

Signed as a deed by

COLIN NEIL PRICE	/s/ Colin Price
Colin Neil Price

in the presence of:

/s/ Heidi Fuller	signature of witness

Heidi Fuller	name of witness

Heidrick & Struggles	witness address

40 Argyll Street	witness address

London	witness address

Executive Assistant	witness occupation